UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

the TAIWAN fUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company Attention: Brian F. Link Secretary 100 Summer Street SUM0703 Boston, MA 02110	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: 1-877-217-9502

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (“TAIEX”) rose 6.9% in the year to August 31, 2018, which, despite being a relatively modest increase in comparison to the previous year, saw the TAIEX reach a 28 year high in January 2018. The gains were led largely by demand for high-performance computing and smart phones which benefited companies in the Apple Inc. supply chain. Other positive sectors of the market included non-technology industries such as basic materials and consumer staples. Escalating trade tensions between China and the United States since early 2018 had a negative impact on the Taiwan equity market, particularly as the dispute related to some products in the technology sectors. The domestic economy in Taiwan remained generally positive, even as the Taiwan Dollar weakened against the U.S. Dollar, mirroring a general devaluation of emerging market currencies during the period.

The Taiwan Fund, Inc.’s (the “Fund”) total return for the year ended August 31, 2018, including reinvestment of the dividend paid in December 2017, was (1.5%)1, an underperformance of 8.4% when compared to its benchmark, the TAIEX, which increased by 6.9% over the same period. The underperformance was disappointing. The factors that contributed to the Fund’s performance are detailed in the Report of the Investment Manager.

At the Company’s Annual Meeting of Stockholders on April 17, 2018, stockholders approved the Board’s recommendations for the removal of the restriction that limited the Fund from investing more than 10% of its total assets in a single issuer and the introduction of a requirement that the Fund invest in excess of 25% of the Fund’s

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes investment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

total assets in the semiconductor industry – thereby removing a restriction that prevented the Fund from investing over 25% of its assets in that industry.

During the year, the Fund continued the repurchase of shares under its Discount Management Program (the “Program”) and made purchases totalling 83,223 shares. The discount at which the Fund’s shares traded below net asset value ranged from a high of 15.3% to a low of 7.2% during the year. The average discount for the year was 12.3%. On October 18, 2018, the Board announced an enhancement to the Program intended to provide increased value to stockholders, by providing the Board greater flexibility to meet the objectives of the Program in response to market conditions and other factors. The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

There were changes in the composition of the Board during the year, with Anthony Kai Yiu Lo choosing not to stand for re-election as a Director at the Annual Stockholders Meeting on April 17, 2018 and the election by stockholders of two new Directors, Thomas G. Kamp and Warren J. Olsen on the same date. On behalf of the Board, I thank Anthony for his dedicated service, and I welcome Thomas and Warren to the Board. With the departure of William Tong earlier in 2018, James Yeh was named Chief Investment Officer of JPMorgan Asset Management (Taiwan) Limited.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager

Market Review

For the 12-month period ended August 31, 2018, the TAIEX Total Return Index (“TAIEX”) gained 6.9% in U.S. dollar terms. The positive return over the period masked the underlying volatility driven by a weak smartphone environment and U.S.-China trade conflicts, where performance of non-technology sectors offset corrections seen elsewhere.

Portfolio activity

The Fund underperformed the benchmark (TAIEX) for the year, primarily due to weak stock selection and sector allocation, driven by industry and macro factors. The U.S. – China trade dispute presented another set of challenges and uncertainties causing a capital expenditure (“Capex”) slowdown in areas such as industrial automation and auto sales in China. Industrial automation plays Ennoconn Corp. and Airtac International Group and auto component producers Global PMX Co., Ltd. and Hota Industrial Manufacturing Co., Ltd. were caught in the crossfire as manufacturers and consumers halted Capex plans and waited for the dust to settle. These companies were among the top detractors from performance for the period. The Fund reduced some exposure in the industrial automation space given a potential peak in the cyclical Capex cycle in China.

In addition, the U.S. investigations into ZTE Corporation and Huawei Technologies Co., Ltd., two Chinese telecommunications giants, for violating U.S. sanctions against Iran further strained U.S.-China trade tensions and significantly dampened investors’ confidence in the technology sector given restrictions on Chinese sales into the United States. A slowdown in smartphone component inventory as a result of weaker than expected smartphone demand in China and low expectations for the shipment of the new iPhone also weighed on the broader technology sector. Apple Inc. supply chain names, in particular, sold off sharply, and the Fund’s holdings in companies including Win Semiconductors Corp., Visual Photonic Epitaxy Co., Ltd. and MediaTek, Inc. hurt performance. Win Semiconductors Corp. fell due to short falls in gross margin and guidance in the near term, while the long term outlook on 3D sensing remains intact. The Fund sold off its holdings in Visual Photonic Epitaxy Co., Ltd. and reduced its position in MediaTek, Inc. to reflect a lowered conviction in their ability to navigate weaker demand in the smartphone market.

Despite market volatility driving a de-rating in hardware names, supply tightness and component price hikes had a net positive share price impact on select holdings. A repositioning earlier in the year within technology helped performance and companies that the Fund rotated capital towards were among the top contributors. Yageo Corp., a manufacturer of primarily passive components, outperformed on price hike expectations and better than expected first quarter 2018 results from strong demand for electric vehicles and industrials, which more than offset the weakness in demand for smartphones. Micro-star International Co., Ltd. and Acer, Inc. rallied given their downstream personal computer exposure, positioned for likely recovery in corporate information technology expenditure and new gaming processing upgrade cycle. Yageo Corp. has proved its resiliency over the period and we continue to see strong growth from its artificial intelligence high performance computing and machine learning segments. In the non-technology sectors, Taiwan Cement Corp. was a top contributor. The Fund added to this position due to a better than expected cement price outlook and our analyst’s positive view about earnings upgrade. The Fund’s position in Chailease Holding Co., Ltd., a financing company for small and medium enterprises, also added value, supported by improving operational trends and asset quality improvement in China, providing a tailwind to earnings.

Portfolio changes during the period were primarily driven by a repositioning within the technology sector as a result of the amendment of the Fund’s investment guidelines to require no less than 25% of the portfolio to be invested in its semiconductor industry and allowing investment in a single stock to exceed 10%. As a result, the Fund raised its holding in Taiwan Semiconductor Manufacturing Co., Ltd. to over 19% of its portfolio and the semiconductor exposure to nearly 41% at the end of the Fund’s fiscal year on August 31, 2018. The Fund reduced those technology holdings with deteriorating fundamental outlooks in order to finance these increases.

In addition, the Fund adjusted its exposures in areas like industrial automation for risk management purposes, given the headwind from U.S. – China trade issues. The Fund also remains positive about the iPhone supply chain, adding stocks, including Pegatron Corp. and Chipbond Technology Corp., with exposure to the LCD iPhone, and believes that models should sell better than expected if the pricing is right. The Fund’s conviction in the semiconductor sector also remained unchanged given the long-term secular trends of electric vehicles, autonomous driving, internet of things, 5G and artificial intelligence, which all require semiconductors. Other key trades included selling out of petrochemicals (Nan Ya Plastics Corp.) and consumer (Eclat Textile Co., Ltd., Poya International Co., Ltd. and Gourmet Master Co., Ltd.), names with weak earnings momentum.

There is no change to the Fund’s core investment approach and the portfolio is concentrated on high conviction quality companies with strong growth profiles. The Fund’s portfolio reflects its confidence in the long term growth potential of artificial intelligence, 3D sensing, industrial internet-of-things and high performance computing. The Fund increased its exposure in life insurers as a result of the reflationary tailwinds following expected increases in interest rates. Given the weak overall demand for personal computers, notebooks, televisions and handsets, the Fund’s technology positions remain biased towards those sectors with positive long-term potential as referred to above. The Fund remains underweight in telecommunications and basic materials, including chemicals, due to stretched valuations.

Market Outlook

The technology sector’s inventory cycle was driven by destocking due to weak demand for smartphones made in China, low expectations about the new iPhone launch and a slowdown from auto and industrial applications. However, there could be positives arising after the launch of the latest iPhone, if Apple Inc. is willing to adopt a revised pricing strategy. The growth deceleration of Capex in semiconductor, automation and industrial are largely priced in and the continuing concerns arise from U.S.-China trade tensions. The risk of further market deleveraging also arises from a number of macro uncertainties including Emerging Market currency depreciation.

About the Portfolio Manager (unaudited)

Shumin Huang
Portfolio Manager, JPMAM Emerging Market & Asia Pacific Equities Team

Shumin Huang, Managing Director, is the Portfolio Manager for the Fund. She is an Investment Manager and the Head of Research for Greater China equities within the Emerging Markets and Asia Pacific (“EMAP”) Equities team. Based in Hong Kong, she joined the firm in 2006 after eight years at Goldman Sachs, where she was managing director and head of the Asia-Pacific Energy and Chemicals team. She began her career with UBS Taiwan in 1992 as a research analyst in steel and financials, after which she transferred to Hong Kong as director and head of Asia-Pacific chemicals research. Shumin obtained a B.S. in Business Administration from the National University of Taiwan and an M.B.A. from London Business School.

James Yeh
Chief Investment Officer, JP Morgan Asset Management (Taiwan) Limited

James Yeh is the Chief Investment Officer of JP Morgan Asset Management (Taiwan) Limited and a country specialist for Taiwan equities within the EMAP team. James joined the firm in 2002 from Prudential Asset Management as a fund manager. In 1998, he joined Transcend Investment Trust Limited as an analyst of the research department and subsequently became the manager. He began his career in 1996 with Shinkong Life Limited as an analyst of the securities investment department. James obtained a B.A. in Finance from the National Taiwan University.

Investment Adviser

The Fund’s investment adviser is JF International Management Inc. (“JFIMI”).

JFIMI was incorporated in the British Virgin Islands in 1992 and has had a branch in Hong Kong since July 1992. It is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and is licensed by the Securities and Futures Commission in Hong Kong to conduct Type 4 (advising on securities) and Type 9 (asset management) regulated activities. JFIMI’s registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands and its principal address in Hong Kong is 19th Floor and 21st Floor, Chater House, 8

Connaught Road Central, Hong Kong. JFIMI belongs to a group of companies operating under the name of J.P. Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JPMorgan Chase & Co. JPMorgan Chase & Co. is the ultimate parent company of JFIMI. JPMAM has assets under management totalling U.S. $2.028 trillion (as of June 30, 2018).

Participating Affiliate Arrangement

JFIMI engages certain of its foreign affiliated advisers that are not registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”) to provide advice or research to JFIMI for use with its U.S. clients. Such a participating affiliate arrangements are structured in accordance with a series of SEC no-action letters requiring that participating affiliates remain subject to the regulatory supervision of both JFIMI and the SEC in certain respects. JFIMI has participating affiliate arrangements with JPMorgan Asset Management (Taiwan) Limited.

Portfolio Snapshot*

Top Ten Equity Holdings
Holdings as of August 31, 2018%
Taiwan Semiconductor Manufacturing Co., Ltd.	19.0
Largan Precision Co., Ltd.	5.4
Catcher Technology Co., Ltd.	4.9
Pegatron Corp.	4.6
Chroma ATE, Inc.	4.3
Vanguard International Semiconductor Corp.	3.9
Formosa Plastics Corp.	3.7
Parade Technologies Ltd.	3.1
Global Unichip Corp.	3.0
CTBC Financial Holding Co., Ltd.	3.0

Top Ten Industry Weightings
Weightings as of August 31, 2018%
Semiconductor	40.8
Other Electronic	11.3
Financial & Insurance	8.8
Plastics	6.2
Computer & Peripheral Equipment	5.6
Optoelectronics	5.4
Electric & Machinery	4.9
Biotechnology & Medical Care	4.2
Communications & Internet	3.4
Other	2.5

Top Ten Equity Holdings
Holdings as of August 31, 2017%
Taiwan Semiconductor Manufacturing Co., Ltd.	9.4
Hon Hai Precision Industry Co., Ltd.	8.2
Largan Precision Co., Ltd.	4.4
Cathay Financial Holding Co., Ltd.	3.3
MediaTek, Inc.	2.5
CTBC Financial Holding Co., Ltd.	2.5
Nan Ya Plastics Corp.	2.4
Formosa Plastics Corp.	2.4
Catcher Technology Co., Ltd.	2.3
Evergreen Marine Corp. (Taiwan) Ltd.	2.1

Top Ten Industry Weightings
Weightings as of August 31, 2017%
Semiconductor	24.9
Other Electronic	12.5
Financial & Insurance	9.7
Optoelectronics	6.9
Electric & Machinery	6.6
Plastics	5.8
Computer & Peripheral Equipment	5.7
Electronic Parts & Components	5.4
Other	4.7
Communications & Internet	3.9

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Computer & Peripheral Equipment Industry 5.6%
Optoelectronics Industry 5.4%
Electric & Machinery Industry 4.9%
Biotechnology & Medical Care Industry 4.2%
Communications & Internet Industry 3.4%
Other Industry 6.7%
Other Assets and Liabilities, Net 2.7%
Semiconductor Industry 40.8%
Other Electronic Industry 11.3%
Financial & Insurance Industry 8.8%
Plastics Industry 6.2%

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2018. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2018 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-217-9502.

Schedule of Investments/August 31, 2018 (Showing Percentage of Net Assets)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 97.3%
CONSUMER DISCRETIONARY — 6.0%
Electric & Machinery Industry — 2.6%
Global PMX Co., Ltd.	383,000	$1,168,390
Hota Industrial Manufacturing Co., Ltd.	883,000	3,593,521
		4,761,911
Other Industry — 1.5%
Nien Made Enterprise Co., Ltd	361,000	2,797,266

Textiles Industry — 1.0%
Makalot Industrial Co., Ltd.	377,000	1,951,587

Tourism Industry — 0.9%
Gourmet Master Co., Ltd.	244,000	1,747,680
TOTAL CONSUMER DISCRETIONARY		11,258,444

CONSUMER STAPLES — 2.7%
Biotechnology & Medical Care Industry — 1.7%
Grape King Bio Ltd.	451,000	3,186,293

Food Industry — 1.0%
Uni-President Enterprises Corp.	751,995	1,899,880
TOTAL CONSUMER STAPLES		5,086,173

FINANCIALS — 9.9%
Financial & Insurance Industry — 8.8%
Cathay Financial Holding Co., Ltd.	2,264,600	3,878,169
CTBC Financial Holding Co., Ltd.	7,883,000	5,543,637
E.Sun Financial Holding Co., Ltd.	4,340,559	3,193,769
Fubon Financial Holding Co., Ltd.	2,365,000	3,919,209
		16,534,784
Other Industry — 1.1%
Chailease Holding Co., Ltd.	575,900	1,959,354
TOTAL FINANCIALS		18,494,138

HEALTHCARE — 2.5%
Biotechnology & Medical Care Industry — 2.5%
St. Shine Optical Co., Ltd.	211,000	4,595,768
TOTAL HEALTHCARE		4,595,768

INDUSTRIALS — 2.8%
Electric & Machinery Industry — 1.5%
Hiwin Technologies Corp.	319,476	2,881,161

Other Electronic Industry — 1.3%
Voltronic Power Technology Corp.	139,818	2,408,065
TOTAL INDUSTRIALS		5,289,226

INFORMATION TECHNOLOGY — 65.2%
Communications & Internet Industry — 3.4%
Merry Electronics Co., Ltd.	930,000	5,026,209
Wistron NeWeb Corp.	585,440	1,307,543
		6,333,752
Computer & Peripheral Equipment Industry — 5.6%
Micro-Star International Co., Ltd.	548,000	1,900,114
Pegatron Corp.	4,002,000	8,625,505
		10,525,619
Optoelectronics Industry — 5.4%
Largan Precision Co., Ltd.	66,000	10,110,044

Other Electronic Industry — 10.0%
Catcher Technology Co., Ltd.	742,000	9,095,328
Chroma ATE, Inc.	1,445,000	7,974,198
Kingpak Technology, Inc.	299,000	1,581,882
		18,651,408
Semiconductor Industry — 40.8%
ASPEED Technology, Inc.	59,164	1,377,251
Chipbond Technology Corp.	2,036,000	4,659,964
Global Unichip Corp.	556,000	5,665,896
Globalwafers Co., Ltd.	127,000	1,620,837
MediaTek, Inc.	457,000	3,741,999
Nanya Technology Corp.	1,433,000	3,251,835
Parade Technologies Ltd.	391,000	5,792,121
Silergy Corp.	139,000	2,737,913
Taiwan Semiconductor Manufacturing Co., Ltd.	4,259,000	35,497,444
Vanguard International Semiconductor Corp.	2,995,000	7,264,447
Win Semiconductors Corp.	848,000	4,596,842
		76,206,549
TOTAL INFORMATION TECHNOLOGY		121,827,372

MATERIALS — 8.2%
Cement Industry — 1.2%
Taiwan Cement Corp.	1,637,100	2,257,242

Electric & Machinery Industry — 0.8%
Yeong Guan Energy Technology Group Co., Ltd.	779,000	1,450,718

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/August 31, 2018 (Showing Percentage of Net Assets) (concluded)

	Shares	US $ Value (Note 1)
MATERIALS — (continued)
Plastics Industry — 6.2%
Formosa Chemicals & Fibre Corp.	1,160,000	$4,645,287
Formosa Plastics Corp.	1,889,000	6,918,851
		11,564,138
TOTAL MATERIALS		15,272,098

TOTAL COMMON STOCKS (Cost — $158,756,778)		181,823,219

TOTAL INVESTMENTS — 97.3% (Cost — $158,756,778)		181,823,219

OTHER ASSETS AND LIABILITIES, NET—2.7%		5,124,690

NET ASSETS—100.0%		$186,947,909

Legend:

US $ – United States dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES August 31, 2018
Assets:
Investments in securities, at value (cost $158,756,778) (Notes 2 and 3)		$181,823,219
Cash		422,656
Foreign Cash (cost $4,089,676)		4,093,964
Receivable for securities sold		1,574,567
Dividend receivable		618,946
Prepaid expenses		52,223
Total assets		188,585,575

Liabilities:
Payable for securities purchased	$1,240,221
Accrued management fee (Note 4)	139,165
Accrued directors' and officers' fees and expenses	7,557
Other payables and accrued expenses	250,723
Total liabilities		1,637,666

Net Assets		$186,947,909

Net Assets Consist of:
Paid in capital		$168,454,931
Accumulated undistributed net investment loss		(17,622,560)
Accumulated net realized gain on investments in securities and foreign currency		13,043,900
Net unrealized appreciation on investment in securities and foreign currency		23,071,638

Net Assets		$186,947,909

Net Asset Value, per share ($186,947,909/8,112,169 shares outstanding)		$23.05

STATEMENT OF OPERATIONS For the Year Ended August 31, 2018
Investment Income:
Dividends		$6,408,204
Less: Taiwan withholding tax (Note 2)		(1,263,773)
Total investment income		5,144,431

Expenses:
Management fees (Note 4)	$1,700,468
Directors' and officers' fees and expenses	410,562
Custodian fees	262,653
Administration and accounting fees	208,047
Legal fees	205,395
Stockholder communications	89,757
Audit fees	78,855
Delaware franchise tax	68,804
Insurance fees	66,156
Principal financial officer fees	60,000
Compliance services fees	59,143
Taiwan stock dividend tax (Note 2)	35,627
Transfer agent fees	21,478
Miscellaneous	59,163
Total expenses		3,326,108

Net Investment Income		1,818,323

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	26,211,013
Foreign currency transactions	(121,232)
		26,089,781
Net change in unrealized appreciation (depreciation) on:
Investments	(31,367,543)
Foreign currency translations	234
		(31,367,309)
Net realized and unrealized loss		(5,277,528)
Net Decrease in Net Assets Resulting From Operations		$(3,459,205)

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2018	Year Ended August 31, 2017

Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,818,323	$1,670,412
Net realized gain on investments and foreign currency transactions	26,089,781	11,321,744
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(31,367,309)	22,268,547
Net increase (decrease) in net assets resulting from operations	(3,459,205)	35,260,703
Distributions to stockholders from:
Net investment income	(5,394,421)	—
Total distributions to stockholders	(5,394,421)	—
Capital stock transactions (Note 6):
Reinvestment of distributions from net investment income and net realized gains	9,776	—
Cost of shares repurchased (Note 5)	(1,778,819)	(570,946)
Total capital stock transactions	(1,769,043)	(570,946)
Increase (decrease) in net assets	(10,622,669)	34,689,757

Net Assets
Beginning of year	197,570,578	162,880,821
End of year	186,947,909	197,570,578
Accumulated undistributed net investment income (loss) included in end of period net assets	$(17,622,560)	$4,011,657

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2018	2017	2016		2015	2014†

Selected Per Share Data
Net asset value, beginning of year	$24.11	$19.80	$16.74		$22.45	$19.30
Income from Investment Operations:
Net investment income(a)	0.22	0.20	0.12	(e)	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.65)	4.10	2.94		(3.15)	3.07
Total from investment operations	(0.43)	4.30	3.06		(3.08)	3.15
Less Distributions to Stockholders from:
Net investment income	(0.66)	—	—		—	—
Net realized gains	—	—	—		(2.63)	—
Total distributions to stockholders	(0.66)	—	—		(2.63)	—
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.03	0.01	—		0.00 (d)	—

Net asset value, end of year	$23.05	$24.11	$19.80		$16.74	$22.45

Market value, end of year	$19.85	$21.37	$16.96		$14.72	$20.24

Total Return
Per share net asset value(b)	(1.46%)	21.77%	18.34%		(13.02%)	16.32%
Per share market value(b)	(4.26%)	26.00%	15.22%		(15.16%)	16.79%
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$186,948	$197,571	$162,881		$137,642	$184,534
Ratio of expenses(c)	1.71%	1.78%	2.05%		1.86%	1.80%
Ratio of net investment income	0.94%	0.99%	0.72	%(e)	0.37%	0.40%
Portfolio turnover rate	112%	89%	105%		92%	181%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(c)

Expense ratio includes 21% tax paid on stock dividends received by the Fund (20% for the period prior to January 1, 2018). For the years ended August 31, 2018, 2017, 2016, 2015 and 2014, the Fund’s ratio of expenses excluding taxes paid on stock dividends was 1.70%, 1.77%, 1.99%, 1.80% and 1.76%, respectively.

(d)	Amount represents less than $0.005 per share.
(e)	Amount includes a non-recurring reimbursement for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
†

As of February 22, 2014, Allianz Global Investors U.S. LLC (“AllianzGI”) succeeded Martin Currie Inc. as the Fund’s investment adviser. As of July 22, 2014, JFIMI succeeded Allianz Global Investors U.S. LLC as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements August 31, 2018

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Notes To Financial Statements (continued) August 31, 2018

2. Significant Accounting Policies – continued

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$181,823,219	$—	$—	$181,823,219
Total	$181,823,219	$—	$—	$181,823,219

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the beginning of the reporting period. As of August 31, 2018, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of August 31, 2018, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2018 the Fund had no open Forwards.

Notes To Financial Statements (continued) August 31, 2018

2. Significant Accounting Policies – continued

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Effective January 1, 2018, dividend and interest income generated in Taiwan is subject to a 21% withholding tax (20% for the period from September 1, 2017 through December 31, 2017). Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received (20% for the period from September 1, 2017 through December 31, 2017).

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Notes To Financial Statements (continued) August 31, 2018

2. Significant Accounting Policies – continued

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2018, the effects of certain differences were reclassified. The Fund decreased undistributed net investment income by $18,058,119, decreased accumulated net realized gain by $8,136,266, and increased paid in capital by $26,194,385.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the year ended August 31, 2018, purchases and sales of securities, other than short-term securities, aggregated $211,620,971 and $216,425,673, respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with JFIMI. Under the terms of the Agreement, JFIMI receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof.

For the period September 1, 2017 through August 31, 2018, the management fee was equivalent to an annual rate of 0.88% of weighted average net assets.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman) plus $2,500 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

Notes To Financial Statements (continued) August 31, 2018

4. Management Fees and Other Service Providers – continued

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Program

The Board has approved a Program which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. Under the Program, shares may be repurchased at differing trigger levels that will not be announced. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. Any repurchases made under the Program will be announced on Monday of each week for repurchases made during the prior week.

For the year ended August 31, 2018, the Fund repurchased 83,223 of its shares at an average price of $21.04 per share (including brokerage commissions) at an average discount of 12.24%. These repurchases had a total cost of $1,778,819.

The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

6. Fund Shares

At August 31, 2018, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,112,169 were issued and outstanding.

For the year ended August 31, 2018, the Fund repurchased 83,223 shares of its common stock, valued at $1,778,819, including commission and trading fees of $21,189, from stockholders under the Program.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Shares outstanding at beginning of year	8,194,938	8,224,330
Shares issued from reinvestment of distributions	454	—
Shares repurchased	(83,223)	(29,392)
Shares outstanding at end of year	8,112,169	8,194,938

7. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2018 is as follows:

Year Ended August 30, 2018
Capital Gains	$—
Ordinary Income	$5,394,421
Total	$5,394,421

There were no distributions paid during the fiscal year ended August 31, 2017.

As of August 31, 2018, the tax components of accumulated net earnings (losses) were $13,716,845 of Undistributed Capital Gains, $21,742,731 of Unrealized Appreciation and $(16,966,598) of post October capital and late-year ordinary losses. For the year ended August 31, 2018, the amount of capital loss carryover utilized was $3,906,963.

Notes To Financial Statements (concluded) August 31, 2018

7. Federal Tax Information – continued

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At August 31, 2018, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $160,085,685. Net unrealized appreciation of the Fund’s investment securities was $21,737,534 of which $27,342,765 was related to appreciated investment securities and $5,605,231 was related to depreciated investment securities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of The Taiwan Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2018

Other Information (unaudited)

The Annual Meeting of Stockholders was held on April 17, 2018 in New York (the “Annual Stockholder Meeting”). The voting results for the proposals considered at the Annual Stockholder Meeting are as follows:

Election of Directors. The stockholders of the Fund elected William C. Kirby, Shelley E. Rigger, Anthony S. Clark, Thomas G. Kamp and Warren J. Olsen to the Board of Directors to serve for a one year term expiring on the date of which the annual meeting of stockholders is held in 2019 or until their successors are elected and qualified.

Director	Votes cast for	Votes against/withheld
William C. Kirby	6,783,525	516,353
Shelley E. Rigger	6,720,604	579,274
Anthony S. Clark	6,730,025	569,854
Thomas G. Kamp	6,722,434	577,445
Warren J. Olsen	6,730,039	569,839

Amendment to the Fund’s By-Laws. The stockholders of the Fund approved the amendment of the Fund’s by-laws to remove a fundamental policy that restricts the Fund from investing more than 10% of the Fund’s total assets (taken at current value) in a single issuer.

For	Against	Abstain	Non-votes
6,394,689	294,923	1,784	608,483

Amendment to the Fund’s By-Laws. The stockholders of the Fund approved an amendment to the Fund’s by-laws to amend a fundamental policy to require the Fund to invest more than 25% of its total assets (taken at current value) in the semi-conductor industry.

For	Against	Abstain	Non-votes
6,405,227	279,845	6,324	608,483

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2018, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $1,286,825 (representing taxes withheld plus taxes on stock dividends).

Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

[ ] Information it receives from stockholders on applications or other forms;

[ ] Information about stockholder transactions with the Fund, its affiliates, or others; and

[ ] Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-217-9502; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-217-9502.

Other Information (unaudited) (continued)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 2, 2018, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on April 29, 2018. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Board Deliberations Regarding Approval of the Continuation of the Investment Advisory Agreement

General Background

At a meeting of the Fund’s Board of Directors on July 17, 2018 (the “Meeting” ), the Board of Directors, all of whom are Independent Directors, voted to approve the continuation of the Investment Advisory Agreement between The Taiwan Fund, Inc. (the “Fund”) and JFIMI (the “Advisory Agreement”). The Board considered the following among other things in making its determination: an organization overview and biographies of those personnel providing services to the Fund; a profitability analysis; JFIMI’s Form ADV; performance and fee comparison data; as well a copy of the Advisory Agreement.

Approval Process

In evaluating the Advisory Agreement, the Directors drew on the materials provided to them at the Meeting, including materials provided by JFIMI. In deciding whether to approve the Advisory Agreement, the Directors considered various factors, including (i) the nature, extent and quality of the services to be provided by JFIMI under the Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to JFIMI of its services and the profits expected to be realized by JFIMI, from its relationship with the Fund, and (iv) the extent to which economies of scale would be realized, if any, as the Fund grows and whether the fee levels in the Advisory Agreement would reflect these economies of scale.

Nature, Extent and Quality of the Services provided by the Adviser. In considering the nature, extent and quality of the services to be provided by JFIMI, the Directors relied on their experience as Directors of the Fund as well as on the materials provided for or at the Meeting. They noted that under the Advisory Agreement, JFIMI is responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s transactions in investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted that the investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of JFIMI as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of JFIMI’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational

Other Information (unaudited) (continued)

structures and practices JFIMI has in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Board took note of the departure of William Tong, former Chief Investment Officer of J.P. Morgan Asset Management and his replacement James Yeh who presented the Report of the Adviser earlier in the Meeting. Drawing upon the materials provided and their general knowledge of the business of JFIMI, the Directors took into account the fact that JFIMI’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by JFIMI to the Fund were appropriate, had been of high quality, and could be expected to remain so.

Performance, Fees and Expenses of the Fund. Drawing upon information provided at or prior to the Meeting and upon reports provided to the Directors by JFIMI throughout the preceding year, the Directors concluded that in view of the investment objective of the Fund and market conditions, the Fund has underperformed its benchmark for the three- and five-year periods as of May 31, 2018, however, the Fund’s recent performance has been strong as it outperformed its benchmark for the one- and three-month periods and for the one-year period. The Directors concluded that, despite the Fund’s longer-term underperformance in comparison to its benchmark, based on the materials provided at the Meeting and other information, including its improved performance for the one-year period, the Directors concluded that it appears that JFIMI was taking appropriate steps to improve the Fund’s performance. The Directors noted that the Board would continue to monitor the Fund’s performance closely.

In order to better evaluate the Fund’s management fee, the Directors had requested comparative information with respect to fees paid by similar public funds. Based on that information, the Directors noted that while the Fund’s total expense ratio was higher than the average of the comparable funds’ total expense ratio the Fund’s management fee was below that of most of the comparable funds. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of JFIMI’s fees.

The Directors considered the anticipated profitability of the management arrangement with the Fund to JFIMI. The Directors had been provided with data on the Fund’s profitability to JFIMI. They first discussed with representatives of JFIMI the methodologies used in computing the costs that formed the basis of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that JFIMI’s relationship with the Fund is expected to be profitable, the profitability was not such as to render the management fee excessive. The Directors also discussed whether the compensation of JFIMI personnel was at an appropriate level to retain and motivate employees.

Other Benefits of the Relationship. In considering whether JFIMI would benefit in other ways from its relationship with the Fund, the Directors noted that, other than the management fees for the Fund’s investments, there were no other investment management, brokerage or other fees receivable by JFIMI or its affiliates from the Fund. The Directors concluded that, to the extent that JFIMI might derive other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that JFIMI is not likely to realize economies of scale in the management of the Fund. JFIMI had indicated that it was not likely to realize economies of scale

Other Information (unaudited) (concluded)

in the management of the Fund because it does not manage other segregated mandate portfolios similar to the Fund. The Board also noted that the Fund will benefit from the breakpoint included in the fee structure with JFIMI to the extent that the Fund’s assets increase.

Resources of the Investment Adviser. The Board considered whether JFIMI is financially sound and has the resources necessary to perform its obligations under the Investment Advisory Agreement, noting that JFIMI appears to have the financial resources necessary to fulfill its obligations under the Advisory Agreement. The Board also noted that the Fund’s CCO receives quarterly certifications from JFIMI reflecting its compliance with Rule 38a-1 under the 1940 Act.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the continuation of the Advisory Agreement. The Board members reasoned that, considered by themselves, the nature and extent of the services provided by JFIMI were appropriate, that the performance of the Fund had been satisfactory, and that JFIMI could be expected to provide services of high quality. As to JFIMI’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with JFIMI was not so profitable as to render the fees excessive, that any additional benefits to JFIMI were not of a magnitude materially to affect the Directors’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until the next annual meeting of stockholders or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Directors Considered Independent Persons
William C. Kirby (68) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Chairman of the Board and Director	2013

T.M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).

				Director, The China Fund, Inc., Cabot Corporation
Anthony S. Clark (65) 3307 N. Columbus St. Arlington, VA 22207	Director	2017

Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).

				Director, Aberdeen Japan Equity Fund, Inc.
Thomas G. Kamp (57) 5821 Southwood Drive Minneapolis, MN 55437	Director	2018	President, Chief Investment Officer and Director, Cornerstone Capital Management LLC (2006-2016).	None.

Directors and Officers (unaudited) (concluded)

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Warren J. Olsen (61) SCB Global Capital Management 300 S. Jackson Street Suite 220 Denver, CO 80209	Director	2018	Chairman and Chief Investment Officer, SCB Global Capital Management (2014-present); Vice Chairman and Chief Investment Officer, First Western Financial Inc. (2002-2014).	Aetos Capital Multi-Strategy Arbitrage Fund, LLC; Aetos Capital Distressed Investment Strategies Fund, LLC; Aetos Capital Long/Short Strategies Fund, LLC.
Shelley E. Rigger (56) Davidson College Box 7018 Davidson, NC 28035-7018	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	None.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years
Officers
Simon J. Crinage (53) J.P. Morgan Asset Management 60 Victoria Embankment London, EC4Y 0JP	President	2014	Managing Director, J.P. Morgan Asset Management.
Patrick J. Keniston (54) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Managing Director, Foreside Compliance Services LLC, (October 2008-present); Counsel, Citi Fund Services (March 2005-October 2008).
Brian F. Link (45) State Street Bank and Trust Company 100 Summer Street Boston, MA 02110	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).
Monique Labbe (44) Foreside Management Services, LLC. 10 High Street, Suite 302 Boston, MA 02111	Treasurer	2017	Senior Director, Foreside Management Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisers (2012-2014).

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-217-9502
www.thetaiwanfund.com

INVESTMENT ADVISER

JF International Management Inc.
21st Floor, Chater House
8 Connaught Road Central
Hong Kong

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Warren J. Olsen, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Simon J. Crinage, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs to be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is Thomas G. Kamp. Mr. Kamp has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2018 and August 31, 2017, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and US$53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2018 and August 31, 2017, Tait Weller billed the Fund aggregate fees of US$7,100 and US$7,100, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)	Tax Fees

For the fiscal years ended August 31, 2018 and August 31, 2017, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended August 31, 2018 and August 31, 2017, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)	The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund for the fiscal years ended August 31, 2018 and August 31, 2017, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2018 and August 31, 2017, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g)	For the fiscal years ended August 31, 2018 and August 31, 2017, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2018 and August 31, 2017, Tait Weller did not provide any services to JF International Management Inc. (“JFIMI” or the “Investment Adviser”).

(h)	Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are Thomas G. Kamp, Anthony S. Clark, William C. Kirby, Shelley E. Rigger, and Warren J. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of November 2, 2018, the portfolio manager of the registrant is:

Shumin Huang

Fund Portfolio manager

Investment experience:

Shumin Huang, managing director, is the head of Research for Greater China equities within the Emerging Markets and Asia Pacific (EMAP) Equities Team. Based in Hong Kong, she joined the firm in 2006 after eight years at Goldman Sachs, where she was managing director and head of the Asia-Pacific Energy and Chemicals Team. She began her career with UBS Taiwan in 1992 as a research analyst in steel and financials, after which she transferred to Hong Kong as director and head of Asia-Pacific chemicals research. Shumin obtained a B.S. in Business Administration from the National Taiwan University and an M.B.A. from London Business School.

(a)(2)

Conflicts of Interest:

Responsibility for managing the client portfolios of the Investment Adviser and the Investment Adviser's participating affiliates is organized according to the mandates of each account. The portfolio manager does not manage other accounts with similar objectives, approach and philosophy to the Fund.

(a)(3)

Compensation:

JPMAM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Investment Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he or she manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager's performance with respect to the mutual funds (including the Fund) he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

Overall Approach and Framework

The JPMorgan Board of Directors, through the Compensation & Management Development Committee (the CMDC), oversees JPMC’s compensation programs, including incentive pools, percentage to be deferred as long-term awards, and terms and conditions of deferred awards, including broad based and risk related claw back and recovery provisions. All members of the CMDC are independent directors.

At a macro level, Incentive Compensation Pools reflect a holistic assessment of the following:

1.	Financial performance

2.	Progress against strategic priorities

3.	Risk & Control

4.	Market pay levels / trends

5.	Major staffing decisions

The final determination of any individual incentive award is at the complete discretion of the Firm

Compensation components

Our compensation program is comprised of a competitive base salary and incentives generally in the form of cash and long-term awards. Long-term awards are generally in the form of JPMC Restricted Stock Units (“RSUs”), and additionally, for select AM employees, awards under a Mandatory Investor Plan (“MIP”). Long-term awards as a percentage of an individual’s total incentive compensation ranges from 0% to 60%, depending on pay level. RSU & MIP awards vest and are delivered over a 3 year period and, as such, are intended to motivate and reward future performance and reinforce the long-term value that can be attained if the Firm continues to meet its objectives. Vesting of both awards is subject to continued employment terms. Comprehensive recovery provisions enable us to cancel or reduce unvested awards, or require repayment of cash or equity compensation already paid.

Provisions Specific to Investment Professionals in Asset Management

MIP awards for the Investor population (PMs and Research Analysts) provide for a rate of return equal to that of the funds that the Investors manage. The goal of MIP is to align the Investors’ pay with that of their client’s experience and provide a direct link between how the Investors perform to how they are paid. 100% of the Investor’s long term incentive compensation is eligible for MIP and depending on the level of compensation, 20% or 50% needs to be aligned with the specific fund they manage as determined by their respective Investment Committee member. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.

Performance is the most critical factor in determining the amount, if any, of total incentive compensation that will be awarded to an Investor. Each Investor’s performance is evaluated annually, including, but not limited to:

▪ blended investment performance relative to competitive indices, generally weighted more to the long-term

▪ individual contribution relative to the client’s risk / return objectives

▪ adherence with the firm’s compliance, risk and regulatory procedures

An individual performance assessment using the above in addition to overall performance of the business unit and investment team is integrated into the final assessment of pay for an Investor.

(a)(4)

Ownership of Securities: The following table sets forth, the portfolio manager and the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2018.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Shumin Huang	$0

(b)	Not required for this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended August 31, 2018, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1, 2018 through March 31, 2018	15,217	$21.10	15,217	230,584
April 1, 2018 through April 30, 2018	11,810	$20.82	11,810	218,774
May 1, 2018 through May 31, 2018	2,949	$20.76	2,949	215,825
June 1, 2018 through June 30, 2018	24,930	$21.15	24,930	190,895
July 1, 2018 through July 31, 2018	3,510	$19.70	3,510	187,385
August 1, 2018 through August 31, 2018	0	$0	0	187,385
Total	58,416	$20.70	58,416	187,385

Under the Fund’s Discount Management Policy (the “Policy”), which was adopted in September 2014, the Fund is authorized to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares when the Fund’s shares trade at a discount of more than 9% of net asset value. All of the purchases listed above were under the Policy.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date:	November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date:	November 2, 2018

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date:	November 2, 2018